SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION

**TOMI ENVIRONMENTAL SOLUTIONS, INC.®**

ZQ



CUSIP 89002 32 03

SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

COMMON STOCK

THIS CERTIFIES THAT

# SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF $.01 PAR VALUE COMMON STOCK OF

**TOMI ENVIRONMENTAL SOLUTIONS, INC.**

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or as hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Secretary

TOMI ENVIRONMENTAL SOLUTIONS, INC. CORPORATE SEAL FLORIDA

Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

000134

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

| | | | |
|---|---|---|---|
| TEN COM | – as tenants in common | UNIF GIFT MIN ACT– ________ Custodian ________ (Cust) (Minor) | |
| TEN ENT | – as tenants by the entireties | under Uniform Gifts to Minors | |
| JT TEN | – as joint tenants with right of survivorship and not as tenants in common | Act ________ (State) | |
| TTEE | – trustee under Agreement dated ________ | | |

Additional abbreviations may also be used though not in the above list.

For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

______________________________________

______________________________________ Shares

of the common stock represented by this certificate and do hereby irrevocably constitutes and appoint ______________________________________

______________________________________,

Attorney, to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED ____________________

______________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

______________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.